UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SurgePays, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

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SURGEPAYS, INC.

January 19, 2023

Dear Fellow SurgePays Stockholders:

We invite you to attend the 2022 Annual Meeting of Stockholders of SurgePays, Inc., to be held on March 7, 2023 at 12:00 p.m. Central Time at The Holiday Inn Memphis - Wolfchase Galleria, 2751 New Brunswick Road, Memphis, TN 38133.

The Notice of the Annual Meeting and Proxy Statement accompanying this letter provide information concerning matters to be considered and acted upon at the meeting. Immediately following the meeting, a report on our operations will be presented, including a question-and-answer and discussion period. Our 2021 results are presented in detail in our Annual Report.

Your vote is very important. We encourage you to read the Proxy Statement and vote your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the Annual Meeting by promptly submitting your vote by the Internet, by telephone or, if you request a paper copy of the proxy materials and receive a proxy card, by mail.

On behalf of the Board of Directors, thank you for your continued confidence and investment in SurgePays.

/s/ Kevin Brian Cox
Kevin Brian Cox Chairman of the Board of Directors

SURGEPAYS, INC.

3124 Brother Blvd, Suite 104,

Bartlett, TN, 38133

Telephone: 901-302-9587

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on March 7, 2023

To the Stockholders of SurgePays, Inc.

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of SurgePays, Inc., a Nevada corporation (“SurgePays” or the “Company”), will be held on March 7, 2023 at 12:00 p.m. Central Time at The Holiday Inn Memphis - Wolfchase Galleria, 2751 New Brunswick Road, Memphis, TN 38133. The purpose of the Annual Meeting is to consider and act upon the following matters:

1.	To elect five (5) members of the Board of Directors to serve until the 2023 annual meeting of stockholders.

2.	To ratify the selection of Rodefer Moss & Co, PLLC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

3.	To approve the Company’s 2022 Omnibus Securities and Incentive Plan.

4.	To consider and conduct a non-binding advisory vote on a proposal to approve the Company’s executive compensation.

5.	To consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation.

Our Board of Directors has fixed January 9, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement of the meeting. Only stockholders of record of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting. We are providing proxy material access to our stockholders via the Internet at www.proxyvote.com. Please give the proxy materials your careful attention. The Notice of Internet Availability of Proxy Materials (the “Notice”) and proxy card will be mailed to shareholders on or about January 23, 2023.

For your convenience, record holders of our Common Stock have FOUR methods of voting:

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode on your proxy card. Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 03/06/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 03/06/2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE AT THE MEETING. Attend and vote at the Annual Meeting.

NOTE FOR STREET-NAME HOLDERS. If you hold your shares through a broker, bank or other nominee, you must instruct your nominee how to vote the shares held in your account. The nominee will give you the Notice or voting instruction form. If you do not provide voting instructions, we expect that your nominee will be permitted to vote only on Proposal 2.

BY ORDER OF THE BOARD OF DIRECTORS

January 19, 2023	/s/ Kevin Brian Cox
Kevin Brian Cox Chairman of the Board of Directors

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares via proxy at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save SurgePays the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 7, 2023

The Notice of the Annual Meeting and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

Your vote is important. We encourage you to review all of the important information contained in the proxy materials before voting.

SURGEPAYS, INC.

3124 BROTHER BLVD, SUITE 104,

BARTLETT, TN, 38133

TELEPHONE: 901-302-9587

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, MARCH 7, 2023

TABLE OF CONTENTS

Page
QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING	2

PROPOSAL NO. 1: ELECTION OF DIRECTORS	8

PROPOSAL NO. 2: RATIFICATION OF THE SELECTION OF RODEFER MOSS & CO, PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022	20

PROPOSAL NO. 3: APPROVAL OF THE COMPANY’S 2022 OMNIBUS SECURITIES AND INCENTIVE PLAN	21

PROPOSAL NO. 4: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION	25

PROPOSAL NO. 5: ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION	26

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	27

CERTAIN TRANSACTIONS WITH RELATED PERSONS	28

OTHER MATTERS	30

HOUSEHOLDING	30

ANNEX A – SURGEPAYS, INC. 2022 OMNIBUS SECURITIES AND INCENTIVE PLAN	A-i

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ABOUT SURGEPAYS, INC.

SurgePays, Inc. is a financial technology and telecommunications company focused on providing essential services to the underbanked community. The Company’s blockchain fintech platform utilizes a suite of financial and prepaid products to convert corner stores into tech-hubs for underbanked neighborhoods. The Company’s telecom subsidiaries provide mobile broadband, voice and SMS text messaging to both subsidized and direct retail prepaid customers.

SurgePhone Wireless, Torch Wireless and LocoRabbit Wireless

SurgePhone and Torch Wireless (“Torch), wholly owned subsidiaries of SurgePays, are a mobile virtual network operator (MVNO) company with 2 branded channels of business. SurgePhone and Torch are licensed by the Federal Communications Commission (the “FCC”) to provide subsidized access to quality internet through mobile broadband services to consumers qualifying under the federal guidelines of the Affordable Connectivity Program (the “ACP”). The ACP (the successor program, as of March 1, 2022 to the Emergency Broadband Benefit program) provides SurgePhone and Torch up to a $100 reimbursement for the cost of each tablet device distributed and a $30 per customer, per month subsidy for mobile broadband (internet connectivity) services. SurgePhone and Torch combined are licensed to offer subsidized mobile broadband to all fifty states.

LocoRabbit is the retail pure prepaid wireless offering with talk, text, and 4G LTE data at prices that are lower than other well-known prepaid competitors. Available nationwide, LocoRabbit is sold online direct to consumers through the nationwide network of convenience stores, gas stations, mini-marts, bodegas and tiendas connected to the SurgePays software platform. The SIM kits usually hang from a peg hook on the SurgePays gift card rack. Due to owning the payment platform, SurgePays is able to exclusively offer an industry high commission to the retailer for top-ups paid monthly at the client’s store.

Surge Fintech (ECS Business)

We refer to the collective operations of ECS Prepaid, LLC, a Missouri limited liability company, Electronic Check Services, Inc., a Missouri corporation, and Central States Legal Services, Inc., a Missouri corporation, as “Surge Fintech.” This was previously referred to as the “ECS Business.”

Surge Fintech has been a financial technology tech and wireless top-up platform for over 15 years. Through a series of transactions between October 2019 and January 2020, we acquired the ECS Business primarily for the favorable ACH banking relationship; a fintech transactions platform processing over 20,000 transactions a day at approximately 8,000 independently owned retail stores. The platform serves as the proven backbone for wireless top-up transactions and wireless product aggregation for the SurgePays nationwide network.

ShockWave CRM™

SurgePays acquired the Software as a Service (SaaS) Customer Relationship Management (CRM) and Billing System software platform “MVNO Cloud Services” on June 7, 2022. SurgePays is rebranding the software as ShockWave CRM. Payment for the software consisted of $300,000 in cash, of which $100,000 was paid in June 2022, and the remaining $200,000 in July 2022. Additionally, the Company issued 85,000 shares of common stock having a fair value of $411,400 ($4.84/share), based upon the quoted closing trading price.

ShockWave is an end-to-end cloud-based SaaS offering an Omnichannel CRM, Billing system and carrier integrations specific to the telecommunication and broadband industry. Some of these services include sales agent management, device and SIM inventory management, order processing and provisioning, retail POS activations and payments, customer service management, retention tools, billing, and payments.

Surge Blockchain

SurgePays Blockchain Software is a back-office marketplace platform offering wholesale consumable goods direct to convenience stores, bodegas, minimarts, tiendas and other corner stores who are transacting on the SurgePays Fintech platform. The wholesale e-commerce platform is easily accessed through the secure app interface – similar to a website. We believe what makes this sales platform unique is that it also offers the merchant the ability to order wholesale consumable goods at a significant discount from traditional distributors with one touch ease. We are able to sell products at a significant discount by using on demand Direct Store Delivery (DSD.) Our platform is connected directly to manufacturers, who ship products direct to the store while cutting out the middleman. The goal of the SurgePays Portal is to leverage the competitive advantage and efficiencies of e-commerce to provide as many commonly sold consumable products as possible to convenience stores, corner markets, bodegas, and supermarkets while increasing profit margins for these stores. These products include herbal stimulants, energy pills and shot drinks, dry foods, communication accessories, novelties, PPP products, bagged snacks, processed meats, automotive parts and many more goods, all in one convenient wholesale e-commerce platform.

LogicsIQ, Inc.

LogicsIQ, Inc. is a software development company providing marketing business intelligence (“BI”), lead generation, and case management solutions primarily to law firms in the mass tort industry. The company’s CRM “Intake Logics” facilitates the entire life cycle of converting a potential lead into a signed retainer client integrated into the law firms case management software. Our proven strategy of delivering cost-effective retained cases to our attorney and law firm clients means those clients are better able to manage their media and advertising budgets and reach targeted audiences more quickly and effectively when utilizing our proprietary data driven analytics dashboards. Our ability to deliver transparent results has bolstered our reputation as an industry leader and solidified a solid client base.

Centercom

Since 2019, we have owned a 40% equity interest in Centercom Global, S.A. de C.V. (“Centercom”). Centercom is a bilingual operations center providing the Company with sales support, customer service, IT infrastructure design, graphic media, database programming, software development, revenue assurance, lead generation, and other various operational support services. Centercom is based in El Salvador.

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QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting of Shareholders. According to our records, you were a shareholder of the Company as of the end of business on January 9, 2023.

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote via telephone or over the Internet.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the U.S. Securities and Exchange Commission, or “SEC,” we may furnish proxy materials, including this Proxy Statement and our Annual Report on Form 10-K, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice”), which was mailed to the holders of our common stock, par value $0.001 per share (the “Common Stock”), will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

The Notice of the Annual Meeting and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

To access the materials, you must enter the control number included on your Notice.

The Notice is being made available to you by the Company in connection with its solicitation of proxies for use at the 2022 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at 12:00 p.m. Central Time on Tuesday, March 7, 2023 and/or any adjournments or postponements thereof. The Notice was first given or sent to shareholders on or about January 23, 2023. This Proxy Statement gives you information on these proposals so that you can make an informed decision.

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

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What is a proxy card?

By completing a proxy card, as more fully described herein, you are designating Kevin Brian Cox, our Chief Executive Officer and Anthony Evers, our Chief Financial Officer as your proxies for the Annual Meeting and you are authorizing them to vote your shares at the Annual Meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission, or “SEC,” to give you when we ask you to sign a proxy card designating Messrs. Cox and Evers as proxies to vote on your behalf.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

I share the same address with another SurgePays, Inc. shareholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or, 3124 Brother Blvd, Suite 104, Bartlett, TN, 38133 Attn: Corporate Secretary. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or the Corporate Secretary at the telephone number or address listed above.

How do I attend the Annual Meeting?

The Annual Meeting will be held on March 7, 2023 at 12:00 p.m. Central Time at The Holiday Inn Memphis - Wolfchase Galleria, 2751 New Brunswick Road, Memphis, TN 38133.

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Who is entitled to vote?

The Board has fixed the close of business on January 9, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record of the Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. On the Record Date, there were 13,831,028 shares of Common Stock outstanding. Each share of Common Stock represents one vote that may be voted on each proposal that may come before the Annual Meeting. The Company has no voting shares other than the Common Stock.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Annual Meeting?

Only record holders and beneficial owners of our Common Stock, or their duly authorized proxies, may attend the Annual Meeting.

What am I voting on?

There are five matters scheduled for a vote:

1.	To elect five (5) members of the Board of Directors to serve to serve until the 2023 annual meeting of stockholders.

2.	To ratify the selection of Rodefer Moss & Co, PLLC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

3.	To approve the Company’s 2022 Omnibus Securities and Incentive Plan.

4.	To consider and conduct a non-binding advisory vote on a proposal to approve the Company’s executive compensation.

5.	To consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

For your convenience, record holders of our Common Stock have FOUR methods of voting:

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode on your proxy card. Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 03/06/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 03/06/2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE AT THE MEETING. Attend and vote at the Annual Meeting.

NOTE FOR STREET-NAME HOLDERS. If you hold your shares through a broker, bank or other nominee, you must instruct your nominee how to vote the shares held in your account. The nominee will give you the Notice or voting instruction form. If you do not provide voting instructions, we expect that your nominee will be permitted to vote only on Proposal 2.

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All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. We provide telephone and Internet proxy voting to allow you to vote your shares via phone or online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your telephone or Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

For Common Stockholders, on each matter to be voted upon, you have one vote for each share of Common Stock you own as of the close of business on the Record Date.

Is my vote confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What constitutes a quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 6,915,515 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.

How will my shares be voted if I give no specific instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“For” the election of five (5) members of the Board of Directors to serve until the 2023 annual meeting of stockholders;

2.	“For” the ratification of the selection of Rodefer Moss & Co, PLLC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022;

3.	“For” the approval of the Company’s 2022 Omnibus Securities and Incentive Plan;

4.	“For” the non-binding advisory approval of the Company’s executive compensation; and

5.	“Three years” to consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation.

If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Messrs. Cox and Evers, the Board’s designated proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

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Uninstructed Shares

All proxies that are executed or are otherwise submitted over the internet, by mail or in person will be voted on the matters set forth in the accompanying notice of Annual Meeting in accordance with the instructions set forth herein. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the Board’s recommendations on such proposals as set forth in this Proxy Statement.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes. Abstentions and broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What is a broker non-vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Each of Proposal No. 1 (the election of directors), Proposal No. 3 (the approval of the Company’s 2022 Omnibus Securities and Incentive Plan), Proposal No. 4 (the non-binding advisory approval of the Company’s executive compensation), and Proposal No. 5 (the non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation) are each considered non-discretionary matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Broker non-votes will not have any effect on the outcome of the voting on these proposals.

Proposal No. 2 for the ratification of the selection of Rodefer Moss & Co, PLLC as our independent registered public accounting firm for our fiscal year ended December 31, 2022 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal. As such, there will not be any broker non-votes with regard to this proposal.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	“FOR” “WITHHOLD”

Proposal No. 2: Ratification of Selection of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”

Proposal No. 3: Approval of the Company’s 2022 Omnibus Securities and Incentive Plan	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”

Proposal No. 4: Non-binding advisory vote on the Company’s executive compensation	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”

Proposal No. 5: advisory vote on the frequency of the advisory vote on executive compensation	The plurality of the votes cast. This means that the choice receiving the highest number of affirmative “FOR” votes will be elected.	“1 YEAR” “2 YEARS” “3 YEARS” “ABSTAIN”

What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. Generally, unless provided otherwise by applicable law, our Bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, votes that are “WITHHELD” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting. A vote marked as “ABSTAIN” is not considered a vote cast and will, therefore, not affect the outcome of Proposal No. 2, No. 3, No. 4, and No. 5.

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What are the voting procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal (or, in the case of Proposal No. 5, for 1 year, 2 years, or 3 years), or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is my proxy revocable?

If you are a registered stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Corporate Secretary, at 3124 Brother Blvd, Suite 104, Bartlett, TN, 38133, either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the Annual Meeting you may revoke your proxy or change your proxy vote by voting at the meeting. Your attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

Who is paying for the expenses involved in preparing this Proxy Statement?

All of the expenses involved in preparing and assembling these proxy materials and mailing the Notice (and any paper materials, if requested) and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Do I have dissenters’ rights of appraisal?

The Company’s stockholders do not have appraisal rights under Nevada law or under the Company’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

When are stockholder proposals due for the 2032 Annual Meeting?

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than September 25, 2023 which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. Pursuant to our Amended and Restated Bylaws, nothing in the procedure described in the sentence above shall be deemed to affect the rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule l4a-8 under the Exchange Act.

Stockholders who intend to present a proposal at our 2023 Annual Meeting of Stockholders without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after September 25, 2023 but no later than November 25, 2023. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Excluding Proposal No. 1 (Election of Directors), do the Company’s executive officers and Directors have an interest in any of the matters to be acted upon at the Annual Meeting?

Members of the Board and executive officers of the Company do not have any substantial interest, direct or indirect, in Proposal No. 2 (the ratification of the selection of Rodefer Moss & Co, PLLC as our independent registered public accounting firm for our fiscal year ending December 31, 2022). Members of the Board and executive officers of the Company do have an interest in Proposal No. 3 (the approval of the Company’s 2022 Omnibus Securities and Incentive Plan) as the Company will issue securities from the 2022 Omnibus Securities and Incentive Plan to such members of the Board and executives.

Executive officers of the Company have an interest in Proposal No. 4 (the non-binding advisory approval of the Company’s executive compensation) and Proposal No. 5 (the non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation) because it is regarding their compensation.

Are any of the proposals conditioned on one another?

No.

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PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Our Board currently consists of five (5) directors, and their terms will expire at the Annual Meeting. Directors are elected at the Annual Meeting of stockholders each year and hold office until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.

Kevin Brian Cox, David N. Keys, David May, Laurie Weisberg, and Richard Schurfeld have each been nominated to serve as directors and have agreed to stand for election. If these nominees are elected at the Annual Meeting, then each nominee will serve for a term expiring at the 2023 annual meeting of stockholders and until his or her successor is duly elected and qualified. Directors are elected by a plurality of the votes cast at the election. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.

If no contrary indication is made, proxies will be voted “FOR” all nominees listed below or, in the event that any such individual is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy.

Nominees for Election to the Board for a Term Expiring at the 2023 Annual Meeting of Stockholders

Name	Age	Positions
Kevin Brian Cox	47	Chief Executive Officer and Chairman of the Board of Directors
David May	53	Director
David N. Keys	65	Independent Director
Laurie Weisberg	53	Independent Director
Richard Schurfeld	59	Independent Director

Kevin Brian Cox - Mr. Cox has been Chief Executive Officer and Chairman of the Board of Directors since July 2017. He also served as Chief Financial Officer of the Company from July 2017 to March 2018 and as President of the Company from July 2017 to February 2019. He was the majority owner of True Wireless from January 2011 through April 2018, when True Wireless became a wholly owned subsidiary of the Company. Mr. Cox is an accomplished technology entrepreneur growing best-in-class and profitable companies for nearly 20 years. Through most of his career, he has focused on delivering telecom, broadband and financial services to the unbanked and underserved segments of society. He began his career in telecom in 2004 when he founded his first prepaid telephone company (CLEC) which through organic growth and acquisition, became the largest prepaid home phone company in the country before being sold in 2009. Mr. Cox attended Murray State University majoring in Economics. We believe Mr. Cox is qualified to serve on our Board of Directors due to his experience as the Company’s Chief Executive Officer and his telecom leadership experience.

David May - Mr. May has been a Director of the Company since February 2021. Mr. May has been a banking professional since 1994. Throughout his career, he has established himself as one of the leading convenience store and convenience store wholesaler financiers in the Mid-South through his cultivation of personal relationships and service to members of this close-knit community. David has been Senior Vice President of Commercial Banking since 2007 with Landmark Community Bank, a Memphis based commercial bank with over a billion dollars in assets with offices in the Memphis and Nashville, Tennessee markets. He has been a bank officer for both community banks and large regional banks over his 27-year banking career. David is a graduate of the Southeastern School of Commercial Banking at Vanderbilt University and, in the past, served as Chairman of the Board for seven years for The Agency for Youth and Family Development, a residential treatment facility for adolescent males. He is also a founding owner of Global Defense Specialists, a military aircraft fleet sustainment company specializing in Lockheed F-16’s and C-130’s and Northrop F-5 jet fighters. We believe Mr. May is qualified to serve on our Board of Directors due to his banking experience in the convenience store sector.

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David N. Keys - Mr. Keys has been a Director of the Company since July 2019. Mr. Keys began his career with Deloitte serving in the audit group in the Las Vegas and New York City executive offices. David was the Executive Vice President, CFO and member of the executive committee of the Board of Directors of American Pacific Corporation, a chemical company that was publicly traded on The Nasdaq Stock Market for the entirety of the time he was a director and executive officer. Since 2004, Mr. Keys has been an independent financial and operations consultant. Mr. Keys currently serves as Chairman of the Board and Audit Committee of RSI International Systems Inc. (NEX: RSY.H), and on the Board of private companies, including Prosetta Biosciences Inc., Akonni Biosystems Inc. and Walker Digital Table Systems, LLC. He previously served on the Boards of Directors of AmFed Financial Inc., Norwest Bank of Nevada and Wells Fargo Bank of Nevada. Mr. Keys also served on the Advisory Board of Directors of FM Global, a leading provider of property and casualty insurance. Mr. Keys is a Certified Public Accountant (CPA), Certified Valuation Analyst (CVA), Certified Management Accountant (CMA), Chartered Global Management Accountant (CGMA), Certified Information Technology Professional (CITP), Certified in Financial Forensics (CFF), and Certified in Financial Management (CFM). David is a member of the National Roster of Neutrals of the American Arbitration Association. He received a Bachelor of Science in accounting from Oklahoma State University. We believe Mr. Keys is qualified to serve on our Board of Directors due to his financial and governance experience.

Laurie Weisberg - Ms. Weisberg was appointed to the Board in December 2022. Ms. Weisberg served as a member of the Board of Directors of Creatd, Inc. from July 2020 to September 2022 and served in a number of executive officer positions while Creatd was traded on the Nasdaq Capital Market. Ms. Weisberg began her executive tenure at Creatd as Chief Operating Officer from October 2020 until August 2021. Ms. Weisberg then held the position of Co-Chief Executive Officer from August 2021 to February 2022. Ms. Weisberg was sole Chief Executive Officer from February 2022 to September 2022. Ms. Weisberg, who has served as the Chief Sales Officer at Intent since February 2019, has spent over 25 years at the forefront of sales and marketing innovation in the technology space, having held leadership positions at various technology companies including Thrive Global, Curalate, and Oracle Data Cloud. From October 2010 to April 2015, Ms. Weisberg was a member of the executive leadership team at Datalogix, leading up to its acquisition by Oracle in 2015, at which point she assumed the role of VP of Oracle Data Cloud. Additionally, Ms. Weisberg has served on the Advisory Board at Crowdsmart, an intelligent data-driven investment prediction platform since April 2019. Ms. Weisberg was born and educated in England. We believe Ms. Weisberg is qualified to serve on our Board of Directors due to her leadership experience working within the technology space.

Richard Schurfeld - Mr. Schurfeld was appointed to the Board in December 2022. Since 2001, Mr. Schurfeld has served as Chief Executive Officer of Redsson, Ltd., a B2B software and services company that develops custom solutions to help utility companies, healthcare providers and payer organizations accelerate and streamline complicated manual processes and improve efficiencies. Mr. Schurfeld is a graduate of the United States Air Force Academy. We believe Mr. Schurfeld is qualified to serve on our Board of Directors due to his leadership experience working within the technology space.

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Family Relationships

There are no family relationships among any of our current or former directors or executive officers.

Director Terms; Qualifications

Members of our Board of Directors serve until the next Annual Meeting of stockholders, or until their successors have been duly elected.

When considering whether directors and nominees have the experience, qualifications, attributes and skills to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focuses primarily on the industry and transactional experience, and other background, in addition to any unique skills or attributes associated with a director.

Director or Officer Involvement in Certain Legal Proceedings

There are no material proceedings to which any director or officer, or any associate of any such director or officer, is a party that is averse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries None of the directors and executive officers has been involved in any legal proceedings as listed in Regulation S-K, Section 401(f) material to an evaluation of the ability or integrity of any director or executive officer.

Directors and Officers Liability Insurance

The Company has directors’ and officers’ liability insurance insuring its directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. Such insurance also insures the Company against losses, which it may incur in indemnifying its officers and directors. In addition, officers and directors also have indemnification rights under applicable laws, and the Company’s Articles of Incorporation, as amended and Bylaws.

Board Composition, Committees, and Independence

Audit Committee. Our Audit Committee consists of David N. Keys, Laurie Weisberg, and Richard Schurfeld. Mr. Keys is chairman of the Audit Committee and he qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee’s duties are to recommend to the Board the engagement of independent auditors to audit our financial statements and to review its accounting and auditing principles. The Audit Committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The Audit Committee will at all times be composed exclusively of directors who are, in the opinion of the Board, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Compensation Committee. Our Compensation Committee consists of David N. Keys, Laurie Weisberg, and Richard Schurfeld. Ms. Weisberg is chairwoman of the Compensation Committee.

In considering and determining executive and director compensation, the Compensation Committee reviews compensation that is paid by other similar public companies to its officers and takes that into consideration in determining the compensation to be paid to our officers. The Compensation Committee also determines and approves any non-cash compensation paid to any employee. We do not engage any compensation consultants to assist in determining or recommending the compensation to our officers or employees.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee consists of David N. Keys, Laurie Weisberg, and Richard Schurfeld. Mr. Schurfeld is chairman of the Nominating and Corporate Governance Committee.

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The responsibilities of the Nominating and Corporate Governance Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establishing procedures for the nomination process, oversight of possible conflicts of interests involving the Board and its members, developing corporate governance principles, and the oversight of the evaluations of the Board and management. The Nominating and Corporate Governance Committee has not established a policy with regard to the consideration of any candidates recommended by stockholders. If we receive any stockholder recommended nominations, the Nominating and Corporate Governance Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith.

Director Independence. We have determined, after considering all the relevant facts and circumstances, that David N. Keys, Laurie Weisberg, and Richard Schurfeld are independent directors as defined by the listing standards of the Nasdaq Stock Exchange and by the SEC because they have no relationship with us that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director. Kevin Brian Cox and David May are not “independent” as defined by the listing standards as Mr. Cox is an executive officer of the Company and Mr. May was, in 2021, a controlling shareholder of an organization to which the Company made payments for services that exceeded the greater of $200,000 or five percent (5%) of the organization’s consolidated gross revenues for 2021.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers serves, or in the past has served, as a member of the Board of Directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of the Company’s Board or its Compensation Committee. None of the members of the Company’s Compensation Committee is, or has ever been, an officer or employee of the company.

Code of Ethics and Business Conduct

The Board adopted a Code of Ethics and Business Conduct applicable to each officer, director, and employee of the Company. The full text of our Code of Ethics and Business Conduct is posted on our website at www.surgepays.com. We intend to disclose on our website any future amendments of our Code of Ethics and Business Conduct or waivers that exempt any principal executive officer, principal financial officer, principal accounting officer or controller, persons performing similar functions or our directors from provisions in the Code of Ethics and Business Conduct.

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EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages, except for Mr. Cox, whose biography is included under the heading “Proposal No. 1: Election of Directors” set forth above:

Directors and Executive Officers	Position/Title	Age
Kevin Brian Cox	Chief Executive Officer and Chairman	47
Anthony Evers	Chief Financial Officer and acting Chief Operating Officer	59
David C. Ansani	Chief Administrative Officer	57

David C. Ansani - Chief Administrative Officer - Mr. Ansani has been Chief Administrative Officer since August 2017, and was a Director until February 2021. He was also appointed Secretary of the Company in February 2019. From 2010 to the present date, he has served as Chief Compliance Officer/Human Resources Officer/In-House Counsel for Glass Mountain Capital, LLC, a start-up financial services company specializing in the recovery of distressed assets. In this capacity, he reviews and evaluates compliance issues and concerns within the organization. The position ensures that management and employees are in compliance with applicable laws, rules and regulations of regulatory agencies (FDCPA, TCPA, GLB, CFPB, etc.); that company policies and procedures are being followed; and that behavior in the organization meets the company’s standards of conduct. Ms. Ansani received his B.A. and MBA from the University of Chicago, and J.D. from the Chicago-Kent College of Law.

Anthony Evers - Chief Financial Officer - Mr. Evers has been the Chief Financial Officer of the Company since May 1, 2020. Mr. Evers has also served as Chief Financial Officer of LogicsIQ since August 2021. Prior to joining the Company, Mr. Evers served as Chief Financial Officer for Vista Health System from October 2019 to March 2020. Between June 2019 and October 2019, Mr. Evers served as CFO of Santa Cruz Valley Regional Hospital. Between 2015 and 2019, Mr. Evers served as CFO and CIO of KSB Hospital. Prior to that, he served as CFO of various organizations, including Norwegian American Hospital and Horizon Homecare and Hospice. During his career, Mr. Evers has been the financial lead in over 20 merger and divesture transactions ranging from a single physician practice to multi-entity nursing homes. Throughout his career, Mr. Evers has served on numerous boards of directors, including Wheaton Franciscan Healthcare, Covenant Healthcare, All Saints Health System, Rogers Hospital, and the Animal Shelter in Beaver Dam WI. He has also served as a member of the Dixon Illinois Chamber of Commerce. Mr. Evers has also served as the audit and finance committee chair at several of these organizations. Mr. Evers obtained his Bachelor of Business Administration in Finance and Masters of Science in Accounting from University of Wisconsin-Whitewater. Mr. Evers also successfully obtained his Certified Public Accountant and Certified Internal Auditor credentials.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation for the years ended December 31, 2021 and 2020 for our Chief Executive Officer and our two other executive officers whose total compensation exceeded $100,000 in each year (the “Named Executive Officers”). In 2020, our Named Executive Officers were Kevin Brian Cox, Anthony Nuzzo, and David Ansani. In 2021, our Named Executive Officers were Kevin Brian Cox, Anthony Nuzzo, and Anthony Evers.

	Annual Compensation			Other	Long-Term Compensation(4)
Name and		Salary	Bonus	Annual Compensation	Restricted Stock	Securities Underlying	Total
Principal Position	Year	(1)	(2)	(3)	Awards	Options	Compensation

Kevin Brian Cox	2021	$733,862	$-	$38,231	$-	$-	$772,093
CEO and Chairman of the Board	2020	$251,382	$-	$36,306	$-	$-	$287,688

David C. Ansani	2021	$251,422	$-	$16,125	$-	$-	$267,547
Chief Administrative Officer	2020	$250,879	$-	$21,435	$-	$-	$272,314

Anthony Evers(5)	2021	$386,573	$-	$24,635	$-	$-	$411,208
CFO	2020	$225,092	$-	$15,804	$-	$-	$240,896

Anthony P. Nuzzo(6)	2021	$579,157	$-	$65,629	$-	$-	$644,786
President and Director	2020	$337,119	$-	$26,779	$-	$-	$363,898

(1)	Management base salaries can be increased by the Board based on the attainment of financial and other performance guidelines set by our management.

(2)	Salaries listed do not include annual bonuses to be paid based on profitability and performance. These bonuses will be set, from time to time, by a disinterested majority of the Board. No bonuses will be set until such time as the aforementioned occurs.

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(3)	Other annual compensation consists of paid medical insurance, auto allowances, and housing allowances.

(4)	In August 2022, we adopted the SurgePays, Inc. 2022 Omnibus Securities and Incentive Plan (the “2022 Plan”) for both management and strategic consultants which will take effect if approved at this Annual Meeting (Proposal No. 3).

(5)	Mr. Evers joined us as Chief Financial Officer effective May 1, 2020.

(6)	Mr. Nuzzo passed away on March 18, 2022.

On March 23, 2022, the Compensation Committee and Board approved the following one-time cash bonus payments to the following executives and members of the Board: (i) $375,000 to Mr. Cox (our CEO and Chairman); (ii) $126,000 to Mr. Evers (our CFO); (iii) $116,000 to David C. Ansani (our Chief Administrative Officer); (iv) $20,000 to David N. Keys (a member of the Board); (v) $10,000 to David May (a member of the Board); and (vi) $10,000 to Jay Jones (formerly a member of the Board). These one-time cash bonus payments were paid prior to April 21, 2022.

In addition, on March 23, 2022, the Compensation Committee and Board approved the Company issuing the independent members of the Board on the first day of April each year that an independent director is then serving on the Board the number of options to purchase shares of Common Stock (the “Options”) equivalent to $60,000 with the number of Options to be determined in accordance with the provisions of the 2022 Plan.

Employment Agreements

On May 13, 2022, the Company entered into a new employment agreement with Mr. Cox (the “CEO Employment Agreement”).

Below is a summary of the key provisions of the CEO Employment Agreement.

Term of Employment: The CEO Employment Agreement had an effective date of May 13, 2022 and continues for a period of five years. The CEO Employment Agreement will automatically renew and continue for successive one-year terms unless terminated pursuant to qualifying termination events. In addition, either party may terminate the CEO Employment Agreement by sending written notice to the other party, not more than 270 days and not less than 90 days before the end of the then-existing term of employment, of such party’s desire to terminate the CEO Employment Agreement at the end of the then-existing term.

Base Compensation: During the term of the CEO Employment Agreement, Mr. Cox will receive a base salary of $475,000 per year and, provided that the Company’s EBITDA was positive in the prior calendar year, the base will be increased on January 1 of each year by six percent (6%) per annum.

Cash Bonus: Mr. Cox will receive a cash bonus each year of the greater of (i) between 2.5% and 10% of the Company’s calendar year EBITDA (with the marginal percentage decreasing as EBITDA increases from $1 million to $3 million). By way of example only, if EBITDA is $1.5 million, Mr. Cox will receive $137,500 ((10% of $1 million = $100,000) plus (7.5% of $500,000 = $37,500)) and (ii) between 30% and 150% of base salary determined by the relationship between the Company’s annual performance and an annual target performance set each year by mutual agreement between the Board and Mr. Cox (with the percentage of base salary increasing as the percentage of target increases from 79% to over 150%).

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Stock Bonus: The Company will issue, out of the 2022 Plan and future equity incentive plans to be approved by the Company’s shareholders, three different categories of stock bonuses and one category of options:

(i)	EBITDA based issuances - 500,000 shares of common stock upon the Company first reaching positive cash flow EBITDA for a quarter of any amount and then reaching positive cash flow EBITDA for a quarter of milestones of $1 million, $3 million, and $5 million.

(ii)	Market Capitalization based issuances - 500,000 shares of common stock upon the Company reaching the following market capitalization milestones: $250 million, $500 million, $1 billion, $2 billion, $3 billion, $4 billion, and $5 billion.

(iii)	Business Metrics Growth based issuances - award incentives for achieving 25,000, 50,000, 100,000 active stores on the SurgePays network and 250,000, 500,000, 1,000,000 Wireless MVNO/Mobile broadband or digital content customers - up to a total of 2.75 million shares of common stock. In addition, Mr. Cox will be issued 500,000 shares of common stock per increment of 500,000 total subscribers (Wireless MVNO, Mobile Broadband or digital content customers) of the Company beyond 1 million total subscribers.

(iv)	Options to purchase 250,000 shares of common stock on January 1st of each year from 2023 through 2026. In addition, the Company will issue 250,000 options to Mr. Cox in 2022 following shareholder approval of the 2022 Plan.

Benefits: Mr. Cox will be eligible to participate in all health, medical, dental, and life insurance employee benefits as are available from time to time to other key executive employees and their families. Mr. Cox will be entitled to receive an annual car allowance of up to $15,000 per year, home office expense reimbursement of up to $5,000 per month, and a remote housing allowance of up to $10,000 per month. Mr. Cox is also entitled to be reimbursed for up to $10,000 per year in costs associated with income tax preparation and estate planning.

Termination and Severance: The Company or Mr. Cox may terminate the CEO Employment Agreement and Mr. Cox’s employment in various circumstances and, depending on the circumstances, the benefits that may be due following such termination are described below.

For a termination by the Company with Cause (as defined in the CEO Employment Agreement), no severance benefits are payable.

For a termination due to death, disability, by Mr. Cox following a Change in Control, or by Mr. Cox due to Constructive Termination (both as defined in the CEO Employment Agreement), Mr. Cox will be entitled to (a) a payment equal to the greater of (i) two (2) years’ worth of the then-existing Base and the last year’s bonus and (ii) the Base payable through the remaining Initial Term (if applicable). Mr. Cox will also be entitled to retain his benefits for the remainder of the Initial Term or Renewal Term, as then applicable.

Executive Covenants: In consideration of Mr. Cox’s continued employment with the Company and the benefits and payments described in the CEO Employment Agreement, Mr. Cox agrees to (i) nondisclosure of Company confidential information during his term of employment with the Company and for five years thereafter; (ii) not to compete with the Company during the term of his employment (owning up to 10% of a publicly traded company that competes with the Company is permitted); (iii) for 12 months following termination of his Employment, not to solicit customers and not to recruit or hire the Company’s employees. The non-solicit and non-compete provisions are not applicable if termination of Employment was by Mr. Cox following a Change in Control or by Mr. Cox due to Constructive Termination; and (iv) not to disparage the Company or its officers, executives or Board members.

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On August 8, 2022, the Company entered into a new employment agreement with Mr. Evers (the “CFO Employment Agreement”).

Below is a summary of the key provisions of the CFO Employment Agreement.

Term of Employment: The CFO Employment Agreement had an effective date of August 8, 2022 and continues for a period of five years. The CFO Employment Agreement will automatically renew and continue for successive one-year terms unless terminated pursuant to qualifying termination events. In addition, either party may terminate the CFO Employment Agreement by sending written notice to the other party, not more than 270 days and not less than 90 days before the end of the then-existing term of employment, of such party’s desire to terminate the CFO Employment Agreement at the end of the then-existing term.

Base Compensation: During the term of the CFO Employment Agreement, Mr. Evers will receive a base salary of $450,000 per year and, provided that the Company’s EBITDA was positive in the prior calendar year, the base will be increased on January 1 of each year by six percent (6%) per annum.

Signing Bonus: The Company paid Mr. Evers a one-time signing bonus of Fifty percent (50%) of the base salary equivalent to $225,000) (the “Signing Bonus”) within thirty (30) days following August 8, 2022 less payroll deductions and all required withholdings. If Mr. Evers resigns from employment with the Company without Good Reason (as defined in the CFO Employment Agreement) or the Company terminates Mr. Evers’ employment for Cause (as defined in the CFO Employment Agreement), in each case prior to August 8, 2023, Mr. Evers must repay to the Company a pro rata portion of the Signing Bonus representing the remainder of the period between the date of termination and August 8, 2023.

Restricted Vesting Shares: The Company shall grant to Mr. Evers under the 2022 Plan a restricted stock award for 500,000 shares (the “Restricted Shares”) of common stock of the Company. Vesting of the Restricted Shares shall occur in bi-annual installments over five years commencing on December 31, 2022 on which date 50,000 shares of the Restricted Shares shall vest and continuing to vest thereafter on each of July 1 and December 31, for the years of 2023-2027.

Restricted Signing Shares: The Company shall grant to the Executive 100,000 shares of the Company’s common stock within five (5) business days of stockholder approval of the 2022 Plan.

Cash Bonus: Mr. Evers will receive a cash bonus each year of the greater of (i) between 2.5% and 10% of the Company’s calendar year EBITDA (with the marginal percentage decreasing as EBITDA increases from $1 million to $3 million). By way of example only, if EBITDA is $1.5 million, Mr. Evers will receive $137,500 ((10% of $1 million = $100,000) plus (7.5% of $500,000 = $37,500)) and (ii) between 9% and 45% of base salary determined by the relationship between the Company’s annual performance and an annual target performance set each year by mutual agreement between the Board and Mr. Evers (with the percentage of base salary increasing as the percentage of target increases from 79% to over 150%).

Stock Bonus: The Company will issue, out of the 2022 Plan and future equity incentive plans to be approved by the Company’s shareholders, three different categories of stock bonuses and one category of options:

(i)	EBITDA based issuances - 150,000 shares of common stock upon the Company first reaching positive cash flow EBITDA for a quarter of any amount and then reaching positive cash flow EBITDA for a quarter of milestones of $1 million, $3 million, and $5 million.

(ii)	Market Capitalization based issuances - 150,000 shares of common stock upon the Company reaching the following market capitalization milestones: $250 million, $500 million, $1 billion, $2 billion, $3 billion, $4 billion, and $5 billion.

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(iii)	Business Metrics Growth based issuances - award incentives for achieving 25,000, 50,000, 100,000 active stores on the SurgePays network and 250,000, 500,000, 1,000,000 Wireless MVNO/Mobile broadband or digital content customers - up to a total of 825,000 shares of common stock. In addition, Executive will be issued 150,000 shares of common stock per increment of 500,000 total subscribers (Wireless MVNO, Mobile Broadband or digital content customers) of the Company beyond 1 million total subscribers.

(iv)	Options to purchase 75,000 shares of common stock on January 1 of each year from 2023 through 2026. In addition, the Company will issue 75,000 options to Executive in 2022 following shareholder approval of the 2022 Plan.

Benefits: The Executive will be eligible to participate in all health, medical, dental, and life insurance employee benefits as are available from time to time to other key executive employees and their families. The Executive will be entitled to receive an annual car allowance of up to $3,750 per year and home office expense reimbursement of up to $500 per month. The Executive is also entitled to be reimbursed for up to $10,000 per year in costs associated with income tax preparation and estate planning.

Termination and Severance: The Company or the Executive may terminate the CFO Employment Agreement and the Executive’s employment in various circumstances and, depending on the circumstances, the benefits that may be due following such termination are described below.

For a termination by the Company with Cause (as defined in the CFO Employment Agreement), no severance benefits are payable.

For a termination due to death, disability, by Executive following a Change in Control, or by Executive due to Constructive Termination (both as defined in the CFO Employment Agreement), the Executive will be entitled to (a) a payment equal to the greater of (i) two (2) years’ worth of the then-existing Base and the last year’s bonus and (ii) the Base payable through the remaining Initial Term (if applicable). The Executive will also be entitled to retain his benefits for the remainder of the Initial Term or Renewal Term, as then applicable.

Executive Covenants: In consideration of the Executive’s continued employment with the Company and the benefits and payments described in the CFO Employment Agreement, the Executive agrees to (i) nondisclosure of Company confidential information during his term of employment with the Company and for five years thereafter; (ii) not to compete with the Company during the term of his employment (owning up to 10% of a publicly traded company that competes with the Company is permitted); (iii) for 12 months following termination of his Employment, not to solicit customers and not to recruit or hire the Company’s employees. The non-solicit and non-compete provisions are not applicable if termination of Employment was by Executive following a Change in Control or by Executive due to Constructive Termination; and (iv) not to disparage the Company or its officers, executives or Board members.

Outstanding Equity Awards at Fiscal Year-End 2021

Outstanding Equity Awards at Fiscal Year-End
Option Awards
	Number of Securities Underlying Unexercised Options		Option Exercise	Option Expiration
Name	Exercisable	Unexercisable	Price	Date

Anthony Evers	3,401	13,603	$16.00	February 28, 2027

Option Exercises and Stock Vested
	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting

None.

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Employee Pension, Profit Sharing or other Retirement Plan

We do not have a defined benefit, pension plan, profit sharing or other retirement plan, although we may adopt one or more of such plans in the future.

Director Compensation

We did not make any equity or other compensation payments to non-employee directors during fiscal year 2021.

On July 17, 2019, we entered into a Director Agreement with David N. Keys (the “Keys Director Agreement”) whereby Mr. Keys is to be reimbursed for (i) all reasonable out-of-pocket expenses incurred in attending any in-person meetings; and (ii) any costs associated with filings required to be made by Mr. Keys in regards to any beneficial ownership of securities.

In conjunction with the Keys Director Agreement, we entered into an Indemnification Agreement (the “Keys Indemnification Agreement”) with Mr. Keys. The Keys Indemnification Agreement indemnifies to the fullest extent permitted under Nevada law for any claims arising out of or resulting from, amongst other things, (i) any actual, alleged or suspected act or failure to act by Mr. Keys in his capacity as a director or agent of the Company and (ii) any actual, alleged or suspected act or failure to act by Mr. Keys in respect of any business, transaction, communication, filing, disclosure or other activity of the Company. Under the Keys Indemnification Agreement, Mr. Keys is indemnified for any losses pertaining to such claims, provided, however, that the losses shall not include expenses incurred by Mr. Keys in respect of any claim as which he shall have been adjudged liable to us, unless the court having jurisdiction rules otherwise. The Keys Indemnification Agreement provides for indemnification of Mr. Keys during his directorship and for a period of six (6) years thereafter.

On February 13, 2021, we entered into Director Agreements and Indemnification Agreements with each of David May and Jay Jones that are substantially similar to the Keys Director Agreement and the Keys Indemnification Agreement.

Mr. Jones resigned from the Board on December 19, 2022. Such resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In connection with Mr. Jones’ resignation, the Board entered into a Consulting Agreement with Mr. Jones dated December 19, 2022 (the “Consulting Agreement”).

Pursuant to such Consulting Agreement, the Company agrees to engage Mr. Jones as a consultant (“the Consultant”) to provide advice to the Board and senior management of the Company regarding general business matters. The Consultant has industry and Company knowledge that is valuable to the Company and its ongoing business ventures. The term of the Consultant Agreement is for a period of twelve (12) months, in which the Consultant’s duties include reporting to the Board and senior management of the Company and advising them in respect to business matters. Following an annual or special meeting of the Company’s stockholders at which stockholders approve the SurgePays, Inc. 2022 Omnibus Securities and Incentive Plan (the “Incentive Plan”), the Consultant’s compensation will consist of stock options with a value of $5,000 on the first trading day of each calendar month during the term. Each month’s options will have an exercise price equal to the fair market value of the Company’s common stock on the last trading day of the previous calendar month. All options granted on the first trading day of each calendar month shall vest immediately, and the options will be issued quarterly in accordance with the Incentive Plan. The Consultant is considered an independent contractor and will be reimbursed for (i) all reasonable out-of-pocket expenses and (ii) any costs associated with filing required to be made by him or any of the entities managed or controlled by the Consultant to report beneficial ownership or the acquisition or disposition of securities by the Company.

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On December 19, 2022, David May notified the Company of his resignation, effectively immediately, as a member of the Board’s Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee. Such resignation from the Board committees is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. May remains a member of the Board.

The Company and Ms. Weisberg entered into a Director Agreement, dated December 19, 2022 (the “Weisberg Director Agreement”). Pursuant to the Weisberg Director Agreement, Ms. Weisberg shall make reasonable business efforts to attend all Board meetings and fulfill her other responsibilities as well as use her best efforts to promote the interests of the Company. Following an annual or special meeting of the Company’s stockholders at which stockholders approve the Incentive Plan, Ms. Weisberg will receive options with a value of $5,000 on the first trading day of each calendar month. Each month’s options will have an exercise price equal to the fair market value of the common stock on the last trading day of the previous calendar month. All options granted on the first trading day of each calendar month shall vest immediately and the options will be issued quarterly in accordance with the terms of the Incentive Plan.

Pursuant to the Weisberg Director Agreement, Ms. Weisberg shall be considered an independent contractor and shall be reimbursed for (i) all reasonable out-of-pocket expenses incurred by her in attending in-person meetings and (ii) any costs associated with filing required to be made by her or any of the entities managed or controlled by her to report beneficial ownership or the acquisition of disposition of securities of the Company. Ms. Weisberg’s term, subject to nomination and election at each of the Company’s annual stockholders meeting, will terminate at the earliest of her resignation, death, termination by mutual agreement of the Company and herself, or the removal of Ms. Weisberg by the majority of the stockholders of the Company.

The Company and Mr. Schurfeld entered into a Director Agreement, dated December 19, 2022 (the “Schurfeld Director Agreement”). The terms of the Schurfeld Director Agreement are substantially the same as the terms of the Weisberg Director Agreement.

On December 19, 2022, the Company entered into an Indemnification Agreement with each of Ms. Weisberg and Mr. Schurfeld (the “Indemnification Agreements”).

The Indemnification Agreements indemnifies to the fullest extent permitted under Nevada law for any claims arising out of or resulting from, amongst other things, (i) any actual, alleged or suspected act or failure to act by Ms. Weisberg and Mr. Schurfeld (together, the “Indemnitees”) in their capacity as a director or agent of the Company and (ii) any actual, alleged or suspected act or failure to act by the Indemnitees in respect of any business, transaction, communication, filing, disclosure or other activity of the Company. Under the Indemnification Agreements, the Indemnitees are indemnified for any losses pertaining to such claims, provided, however, that the losses shall not include expenses incurred by the Indemnitees in respect of any claim as which they shall have been adjudged liable to the Company, unless the court having jurisdiction rules otherwise.

Change of Control

There are no arrangements, known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of us.

Vote Required

The five nominees for director receiving the highest number of votes “FOR” election will be elected as directors. This is called a plurality. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTORS.

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PROPOSAL NO. 2:

RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2022

The Board has appointed Rodefer Moss & Co, PLLC (“Rodefer Moss”) to serve as our independent registered public accounting firm for the year ending December 31, 2022. Rodefer Moss has provided services in connection with the audit of the Company’s financial statements since 2017.

The Board is requesting that stockholders ratify the selection of Rodefer Moss. The Board is not required to take any action as a result of the outcome of the vote on this proposal. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. If the appointment is not ratified, the Board will consider its options.

A representative of Rodefer Moss will not be attending the Annual Meeting.

Principal Accountant Fees and Services

The following table presents for each of the last two fiscal years the aggregate fees billed in connection with the audits of our financial statements and other professional services rendered by our independent registered public accounting firm Rodefer Moss.

	2021	2020
Audit Fees (1)	$125,000	$125,000
Audit-Related Fees (2)
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total Accounting fees and Services	$125,000	$125,000

(1)	Audit Fees. These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Form 10-K and Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees. These are fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements.

(3)	Tax Fees. These are fees for professional services rendered by the principal accountant with respect to tax compliance, tax advice, and tax planning.

(4)	All Other Fees. These are fees for products and services provided by the principal accountant, other than the services reported above.

Vote Required

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the selection of Rodefer Moss as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” the RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2022.

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PROPOSAL NO. 3:

TO APPROVE THE 2022 PLAN

On August 3, 2022, the Board approved, authorized and adopted, subject to stockholder approval, the 2022 Plan. The 2022 Plan provides for the issuance of up to 3,500,000 shares of Common Stock plus (ii) an annual increase on the first day of each calendar year beginning January 1, 2023 and ending on and including January 1, 2031 equal to the lesser of (A) ten percent (10%) of the Common Stock outstanding on the final day of the immediately preceding calendar year, and (B) such smaller number of Common Stock shares as determined by the Board. The issuance of the shares of Common Stock shall be through the grant of Distribution Equivalent Rights, Incentive Share Options, Non-Qualified Share Options, Performance Unit Awards, Restricted Share Awards, Restricted Share Unit Awards, Share Appreciation Rights, Tandem Share Appreciation Rights, Unrestricted Share Awards and other equity-based awards to directors, officers, employees, and consultants.

The objective of the 2022 Plan is to encourage and enable directors, officers, employees, and consultants of the Company and its subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

Our ability to provide long-term incentives in the form of equity compensation aligns management’s interests with the interests of our stockholders and fosters an ownership mentality that drives optimal decision-making for the long-term health and profitability of our Company. Equally important, equity compensation is critical to our continuing ability to attract, retain and motivate qualified corporate executives and retain management. We expect our ability to grant equity compensation to be important in to achieving our long-term growth.

In addition to our five directors (which includes our Chief Executive Officer), approximately 17 employees and approximately 4 consultants are eligible to participate in the 2022 Plan. The Board believes that adopting the 2022 Plan is consistent with the Company’s compensation philosophy (and with responsible compensation policies generally) and will preserve the Company’s ability to attract and retain capable directors, officers, employees, and consultants The Board believes it is imperative, in view of our compensation structure and strategy that the 2022 Plan be approved.

The 2022 Plan is attached to this Proxy Statement as Annex A.

2022 Plan Highlights

The essential features of the 2022 Plan are outlined below. The following description is not complete and is qualified by reference to the full text of the 2022 Plan, which is appended to this Proxy Statement as Annex A.

Options are subject to the following conditions:

(i)	The Committee (as defined below) determines the exercise price of Incentive Options at the time the Incentive Options are granted. The assigned exercise price must be no less than 100% of the Fair Market Value (as defined in the 2022 Plan) of the Common Stock. In the event that the recipient is a Ten Percent Shareholder (as defined in the 2022 Plan), the exercise price must be no less than 110% of the Fair Market Value of the Common Stock.

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(ii)	The exercise price of each Non-qualified Option will be at least 100% of the Fair Market Value of such share of the Common Stock on the date the Non-qualified Option is granted, unless the Committee, in its sole and absolute discretion, elects to set the exercise price of such Non-qualified Option below Fair Market Value.

(iii)	The Committee fixes the term of Options, provided that Options may not be exercisable more than ten years from the date the Option is granted, and provided further that Incentive Options granted to a Ten Percent Shareholder may not be exercisable more than five years from the date the Incentive Option is granted.

(iv)	Incentive Options may not be issued in an amount or manner where the amount of Incentive Options exercisable in one year entitles the holder to Common Stock with an aggregate Fair Market value of greater than $100,000.

Awards of Restricted Shares are subject to the following conditions:

(i)	The Committee determines the restrictions on each Restricted Share Award (as defined in the 2022 Plan). Upon the grant of a Restricted Share Award and the payment of any applicable purchase price, grantee is considered the record owner of the Restricted Shares and entitled to vote the Restricted Shares if such Restricted Shares are entitled to voting rights.

(ii)	Restricted Shares may not be delivered to the grantee until the Restricted Shares have vested.

(iii)	Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as provided in the 2022 Plan or in the Restricted Share Award Agreement (as defined in the 2022 Plan).

Grants

Although all employees and all of the employees of our subsidiaries are eligible to receive grants under our Plan, the grant to any particular employee is subject to the discretion of the Board, or at the discretion of the Board, or the Compensation Committee of the Board or such other committee designated by the Board to administer the 2022 Plan (such body that administers the 2022 Plan, the “Committee”).

We have made and will make appropriate adjustments to outstanding grants and to the number or kind of shares subject to the 2022 Plan in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions, including a merger or a sale of all or substantially all of our assets.

Administration

The Committee shall have the sole authority, in its discretion, to make all determinations under the 2022 Plan, including, but not limited to, who receives an award, the time or times when an award shall be made (the date of grant of an award shall be the date on which the award is awarded by the Committee), what type of award shall be granted, the term of an award, the date or dates on which an award vests (including acceleration of vesting), the form of any payment to be made pursuant to an award, the terms and conditions of an award (including the forfeiture of the award (and/or any financial gain) if the holder of the award violates any applicable restrictive covenant thereof), the Restrictions under a Restricted Share Award and the number of Common Stock which may be issued under an Award, all as applicable. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, directors and consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee, in its discretion, shall deem relevant.

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Grant Instruments

All grants will be subject to the terms and conditions set forth in our Plan and to such other terms and conditions consistent with our Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument. All grants will be made conditional upon the acknowledgement of the grantee in writing or by acceptance of the grant, that all decisions and determinations of the Compensation Committee will be final and binding on the grantee, his or her beneficiaries and any other person having or claiming an interest under such grant.

Terms and Conditions of Grants

Under the 2022 Plan, the term “Fair Market Value” of the Common Stock on any given date means the fair market value of the Common Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price.

Transferability

No award under the 2022 Plan or any award agreement and no rights or interests therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a holder except (i) by will or by the laws of descent and distribution, or (ii) except for an Incentive Share Option, by gift to any family member of the holder. An award may be exercisable during the lifetime of the holder only by such holder or by the holder’s guardian or legal representative unless it has been transferred by gift to a family member of the holder, in which case it shall be exercisable solely by such transferee.

Amendment and Termination

The 2022 Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to awards outstanding on that date). The Board, in its discretion, may terminate the 2022 Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the 2022 Plan’s termination shall not materially and adversely impair the rights of a holder with respect to any Award theretofore granted without the consent of the holder. The Board shall have the right to alter or amend the 2022 Plan or any part hereof from time to time; provided, however, stockholder approval shall be required for ay modification of the 2022 Plan that (i) requires stockholder approval under the rules or regulations of the Securities and Exchange Commission or any securities exchange applicable to the Company, (ii) increases the number of shares authorized under the 2022 Plan, (iii) increases the dollar limitation specified in Section 5.4, or (iv) amends, modifies or suspends Section 7.8 (repricing prohibitions) or Article XV. In addition, unless otherwise permitted under the award agreement, no change in any award theretofore granted may be made which would materially and adversely impair the rights of a holder with respect to such award without the consent of the holder.

Federal Income Tax Consequences

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in our Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Stock option grants under the 2022 Plan may be intended to qualify as incentive stock options under Internal Revenue Code of 1986, as amended (“IRC”) §422 or may be non-qualified stock options governed by IRC §83. Generally, no federal income tax is payable by a participant upon the grant of a stock option and no deduction is taken by the Company. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the stock on the exercise date and the stock option grant price. The Company will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option if the shares received are held for the applicable holding periods (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The Company may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option that occurs before the applicable holding periods have been satisfied.

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Restricted stock and restricted stock units are also governed by IRC §83. Generally, no taxes are due when the award is made. Restricted stock generally becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., becomes vested or transferable). Restricted stock units become taxable when settled. When taxable to the participant, income tax is paid on the value of the stock or units at ordinary rates. The Company will generally be entitled to a corresponding deduction on its income tax return. Any additional gain on shares received are then taxed at capital gains rates when the shares are sold.

The grant of a stock appreciation right will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such a right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

The foregoing is only a summary of the effect of federal income taxation on the participant and the Company under the 2022 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income may be taxable.

Tax Withholding

The Company shall have the right to deduct in cash (whether under this 2022 Plan or otherwise) in connection with all awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any award satisfied in the form of Common Stock, no Common Stock shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit holders to elect to tender, Common Stock (including Common Stock issuable in respect of an award) to satisfy, in whole or in part, the amount required to be withheld.

Vote Required

Pursuant to Nasdaq Listing Rule 5635(c), the proposal to approve the 2022 Plan requires the approval of a majority of the votes cast “For” or “Against” such proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” the approval of the 2022 Plan.

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PROPOSAL NO. 4:

NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

We are asking our shareholders to provide advisory approval of the compensation of the Named Executive Officers, as we have described it in the “Executive Compensation” section of this Proxy Statement. While this vote is advisory, and not binding on the Company, it will provide information to our Board and Compensation Committee regarding investor sentiment about our executive compensation policies and practices, which the Committee will be able to consider when determining future executive compensation.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse our executive compensation program and policies through the following resolution:

“Resolved, that the compensation of the Company’s Named Executive Officers, as disclosed pursuant to compensation disclosure rules of the SEC located in the “Executive Compensation” section of this proxy statement, and the accompanying executive compensation table and narrative discussions, is hereby APPROVED.”

The vote on this Proposal No. 4 is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from shareholders and will consider the outcome of the vote when making future executive compensation decisions. The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal 4. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION POLICIES AND PROCEDURES AND THE 2021 COMPENSATION PAID TO THE NAMED EXECUTIVE OFFICERS.

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PROPOSAL 5:

NON-BINDING ADVISORY VOTE REGARDING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Board and the Compensation Committee are seeking shareholder opinions on the frequency of future advisory votes regarding the Company’s executive compensation. Consistent with the intent of the Dodd-Frank Act and SEC rules, the Board is providing shareholders with the opportunity to cast a non-binding advisory vote. The compensation of the Company’s Named Executive Officers is disclosed in the “Executive Compensation” section of this proxy statement, and the accompanying compensation tables and the related disclosures. The Board asks the shareholders to indicate the frequency with which they would like future votes. We are providing shareholders with the option of selecting a frequency of one, two or three years, or abstaining. The advisory vote on the frequency of the advisory vote on executive compensation that receives a plurality (that is, the largest number) of votes cast will be the preference selected by shareholders. Abstentions and broker non-votes will have no effect on the outcome of this advisory vote. We recommend that our shareholders select a frequency of voting on executive compensation every three years.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT You VOTE “FOR EVERY “THREE YEARS” FOR FUTURE ADVISORY VOTES ON THE COMPANY’S EXECUTIVE COMPENSATION.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth information as of the Record Date, regarding the number of shares of our Common Stock beneficially owned by (i) each person that we know beneficially owns more than 5% of our outstanding Common Stock, (ii) each of our directors and executive officers and (iii) all of our directors and executive officers as a group.

The amounts and percentages of our Common Stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right, and the conversion of preferred stock. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Unless otherwise indicated, each of the shareholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our Common Stock. Except as otherwise indicated, the address of each of the shareholders listed below is: 3124 Brother Blvd, Suite 410, Bartlett, TN 38133.

Name of Beneficial Owner(1)	Total Common Stock Shares Beneficially Owned		% of Common Stock (2)

Directors and Executive Officers:

Kevin Brian Cox	5,183,015	(3)	37.5%

Anthony Evers	24,275	(4)	*

David C. Ansani	140	(5)	*

David May	140,944		1.0%

David N. Keys	17,044	(6)	*

Laurie Weisberg	-		-

Richard Schurfeld	65,201	(7)	*

All Directors and Executive Officers as a Group (7 persons)	5,430,619		39.2%

*	Less than one (1) percent

(1)	The person named in this table has sole voting and investment power with respect to all shares of Common Stock reflected as beneficially owned.

(2)	Based on 13,831,028 shares of Common Stock outstanding as of the Record Date.

(3)	Includes (i) 4,569,384 shares owned by BLC Family Investments, (ii) 561,758 shares owned by SMDMM, LLC, a Tennessee liability company. Mr. Cox is a beneficial owner of both entities; and (iii) 51,873 shares of Common Stock that Mr. Cox owns directly in a brokerage account.

(4)	Includes 7,271 shares of Common Stock (held in Mr. Evers’ IRA) and 17,004 options that are currently exercisable.

(5)	Shares are held in Mr. Ansani’s IRA.

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(6)	Includes (i) 1,666 shares held in an IRA owned by Mr. Keys’ wife, however, Mr. Keys shares investing and dipositive power over these holdings, (ii) 5,378 shares in total held by two different IRAs owned by Mr. Keys and (iii) 10,000 shares are held by PCC Holdings LLC. Mr. Keys shares investing and dispositive power over these holdings.

(7)	Includes (i) 30,200 shares owned directly by Mr. Schurfeld; (ii) 957 shares held in Mr. Schurfeld’s IRA; (iii) 11,044 shares held in Mr. Schurfeld’s 401(K); and (iv) 23,000 warrants to purchase shares of Common Stock with an exercise price of $4.73.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish us with copies of all reports filed by them in compliance with Section 16(a). To our knowledge, based solely on a review of reports furnished to it, our officers, directors and ten percent holders have made the required filings other than the following: (i) Mr. Jones has not yet filed a Form 3 following his appointment as a director; (ii) Mr. Cox did not timely file two Form 4s for acquisitions of shares. In addition, following the Uplisting, Mr. Cox received shares of Common Stock in November 2021 pursuant to the conversion of Series C Preferred Stock and conversion of a promissory note. Due to a miscommunication with outside counsel, Mr. Cox filed a Form 4 for this issuance of shares in June 2022; (iii) and Mr. May did not timely file his Form 3 following his appointment as a director.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

At December 31, 2021 and 2020, the Company had trade payables to Axia of $163,583 and $373,012, respectively. Axia is owned by our Chief Executive Officer, Mr. Cox.

For the years ended December 31, 2021 and 2020, the Company purchased telecom services and access to wireless networks from 321 Communications in the amount of $843,000 and $218,334, respectively. These costs are included in Cost of Revenue in the consolidated statements of operations. Mr. Jones (formerly a Board member) is the majority owner of 321 Communications and Mr. Cox is a minority owner of 321 Communications.

At December 31, 2021 and 2020, the Company had trade payables to 321 Communications of $88,898 and $25,336, respectively.

For the year ended December 31, 2021, the Company paid $1,217,790 in commissions on tablet sales to Galaxy Distribution, Inc., an entity that Mr. May (a Board member) was a controlling shareholder of in 2021.

The Company contracted with Centercom to provide customer service call center services, manage the sales process to include handling incoming orders, the collection and verification of all documents to comply with FCC regulations, monthly audit of all subscribers to file the USAC 497 form, yearly audit of all subscribers that have been active over one year to file the USAC 555 form (Recertification), information technology professionals to maintain company websites, sales portals and server maintenance. Billings for these services in the year ended December 31, 2021 and 2020 were $1,395,674 and $2,558,041, respectively, and are included in Cost of Revenue in the consolidated statements of operations. Mr. Nuzzo had a 50% interest in Centercom.

At December 31, 2021 and 2020, the Company had trade payables to CenterCom Global of $555,069 and $1,252,331, respectively.

During 2021, CenterCom forgave $429,010 of accounts payable owed by SurgePays to Centercom.

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Notes Payable - Related Parties

	Note Payable	Note Payable	Note Payable
Terms	Related Party	Related Party	Related Party

Issuance dates of notes	Various	May 2020/January 2021	August 2021
Maturity date	June 30, 2022 or January 1, 2023 due on demand	March 2021 and due on demand	August 2031 due on demand
Interest rate	10%	15%	10%
Collateral	Unsecured	Unsecured	Unsecured
Conversion price	N/A	N/A	N/A

				Total	In-Default

Balance - December 31, 2019	2,205,440	-	-	2,205,440	$-
Gross proceeds	1,136,500	147,500	-	1,284,000
Balance - December 31, 2020	3,341,940	147,500	-	3,489,440	-
Gross proceeds	3,825,000	63,000	467,385	4,355,385
Accrued interest included in note balance	692,458	-	-	692,458
Conversion of debt into common stock	(2,265,967)	-	-	(2,265,967)
Repayments	-	(210,500)	-	(210,500)
Balance - December 31, 2021	$5,593,431	$-	$467,385	$6,060,816	$467,385

1	Activity is with the Company’s Chief Executive Officer and Board Director (Kevin Brian Cox). Prior to September 30, 2021, these notes were either due on demand or had a specific due date. Additionally, these advances had interest rates from 6% - 15%. On September 30, 2021, all notes and related accrued interest were combined into two (2) new notes.

The new notes had due dates of June 30, 2022 or January 1, 2023. All notes bear interest at 10%. At September 30, 2021, the Company included $692,458 of accrued interest in the new note balance. In 2021, the Company issued 561,758 shares of common stock at $4.30/share to settle $2,415,560 of debt including principal of $2,265,967 and accrued interest of $149,593. As a result of the debt conversion with a related party, accordingly gains/losses are not recognized, however, the Company increased additional paid-in capital for $2,415,560.

2	Activity was with the Company’s former President, Chief Operating Officer and Board Member (Anthony Nuzzo).

3	Activity is with David May, who was a Board Member. The note requires payments of $5,000 per month. During 2021, no payments were made.

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OTHER MATTERS

The Board knows of no other business, which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 3124 Brother Blvd, Suite 104, Bartlett, TN, 38133 Attn: Corporate Secretary. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kevin Brian Cox
Kevin Brian Cox
Chairman of the Board of Directors

January 19, 2023

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Annex A

SURGEPAYS, INC.

2022 OMNIBUS SECURITIES AND INCENTIVE PLAN

3.5 MILLION SHARES OF COMMON STOCK

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SURGEPAYS, INC.

2022 OMNIBUS SECURITIES AND INCENTIVE PLAN

3.5 MILLION SHARES OF COMMON STOCK

ARTICLE I

PURPOSE

The purpose of this SurgePays, Inc. 2022 Omnibus Securities and Incentive Plan (the “Plan”) is to benefit the stockholders of SurgePays, Inc., a Nevada corporation (the “Company”), by assisting the Company to attract, retain and provide incentives to key management employees and non-employee directors of, and non-employee consultants to, the Company and its Affiliates, and to align the interests of such employees, non-employee directors and non-employee consultants with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Distribution Equivalent Rights, Incentive Share Options, Non-Qualified Share Options, Performance Unit Awards, Restricted Share Awards, Restricted Share Unit Awards, Share Appreciation Rights, Tandem Share Appreciation Rights, Unrestricted Share Awards or any combination of the foregoing, as may be best suited to the circumstances of the particular Employee, Director or Consultant as provided herein.

ARTICLE II

DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

“Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

“Award” shall mean, individually or collectively, any Distribution Equivalent Right, Option, Performance Unit Award, Restricted Share Award, Restricted Share Unit Award, Share Appreciation Right or Unrestricted Share Award.

“Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, and each of which shall constitute a part of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Change of Control” shall mean (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term) therein, “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a) Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b) The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Common Stock immediately prior to the Business Combination have substantially the same proportionate ownership of the Company or surviving corporation immediately after the Business Combination as immediately before;

(c) The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

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(d) The approval by the holders of shares of Common Stock of a Plan of complete liquidation of the Company other than a liquidation of the Company into any subsidiary or a liquidation a result of which Persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of the surviving corporation immediately after such liquidation as immediately before; or

(e) Within any twenty-four (24)-month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraph (a), (b), (c) or (d) of this definition).

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

“Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan.

“Common Share” shall mean a share of Common Stock.

“Common Stock” shall mean the common stock, par value $0.001 per share, of the Company.

“Company” shall mean SurgePays, Inc., a Nevada corporation, and any successor thereto.

“Consultant” shall mean any non-Employee advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

“Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

“Distribution Equivalent Right” shall mean an Award granted under Article XII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Common Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Common Stock during the period the Holder held the Distribution Equivalent Right.

“Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

“Employee” shall mean any employee, including officers, of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

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“Fair Market Value” shall mean, as determined consistent with the applicable requirements of Sections 409A and 422 of the Code, as of any specified date, the closing sales price of the Common Stock for such date (or, in the event that the Common Stock are not traded on such date, on the immediately preceding trading date) as reported in The Wall Street Journal or a comparable reporting service. If the Common Stock are not listed on a national securities exchange, but are quoted on the OTC Markets OTC Link, the Fair Market Value of the Common Stock shall be the mean of the bid and asked prices per Common Share for such date. If the Common Stock are not quoted or listed as set forth above, Fair Market Value shall be determined by the Committee in good faith by any fair and reasonable means (which means, with respect to a particular Award grant, may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Common Stock shall be determined by the Committee in good faith by any fair and reasonable means, and consistent with the applicable requirements of Sections 409A and 422 of the Code.

“Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

“Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, to the extent applicable.

“Incentive Share Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” under Section 422 of the Code.

“Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

“Non-Qualified Share Option” shall mean an Option which is not an Incentive Share Option.

“Option” shall mean an Award granted under Article VII of the Plan of an option to purchase Common Stock and includes both Incentive Share Options and Non-Qualified Share Options.

“Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

“Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

“Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Performance Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

“Plan” shall mean this SurgePays, Inc. 2022 Omnibus Securities and Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

“Restricted Share Award” shall mean an Award granted under Article VIII of the Plan of Common Stock, the transferability of which by the Holder shall be subject to Restrictions.

“Restricted Share Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Share Award.

“Restricted Share Unit Award” shall mean an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

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“Restricted Share Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Share Unit Award.

“Restriction Period” shall mean the period of time for which Common Stock subject to a Restricted Share Award shall be subject to Restrictions, as set forth in the applicable Restricted Share Award Agreement.

“Restrictions” shall mean forfeiture, transfer and/or other restrictions applicable to Common Stock awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Share Award and set forth in a Restricted Share Award Agreement.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

“Share Appreciation Right” shall mean an Award granted under Article XIII of the Plan of a right, granted alone or in connection with a related Option, to receive a payment on the date of exercise.

“Share Appreciation Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Share Appreciation Right.

“Tandem Share Appreciation Right” shall mean a Share Appreciation Right granted in connection with a related Option, the exercise of which shall result in termination of the otherwise entitlement to purchase some or all of the Common Stock under the related Option, all as set forth in Section 13.2.

“Ten Percent Shareholder” shall mean an Employee who, at the time an Option is granted to him or her, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

“Units” shall mean bookkeeping units, each of which represents such monetary amount as shall be designated by the Committee in each Performance Unit Award Agreement, or represents one (1) Common Share for purposes of each Restricted Share Unit Award.

“Unrestricted Share Award” shall mean an Award granted under Article IX of the Plan of Common Stock which are not subject to Restrictions.

“Unrestricted Share Award Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Share Award.

ARTICLE III

EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the date in 2022 that the Board approves the Plan, subject, however, to approval by the stockholders of the Company.

ARTICLE IV

ADMINISTRATION

Section 4.1. Administration. The Plan shall be administered by the Committee.

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Section 4.2. Powers. Subject to the provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including, but not limited to, determining which Employees, Directors or Consultants shall receive an Award, the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), what type of Award shall be granted, the term of an Award, the date or dates on which an Award vests (including acceleration of vesting), the form of any payment to be made pursuant to an Award, the terms and conditions of an Award (including the forfeiture of the Award (and/or any financial gain) if the Holder of the Award violates any applicable restrictive covenant thereof), the Restrictions under a Restricted Share Award and the number of Common Stock which may be issued under an Award, all as applicable. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee, in its discretion, shall deem relevant.

Section 4.3. Additional Powers. The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Share Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

Section 4.4. Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish, in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act, or (ii) in such a manner as would cause the Plan not to comply with the requirements of applicable law or applicable exchange rules.

Section 4.5. Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3, other applicable law or applicable exchange rules, and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the shares of Common Stock are then listed) may grant Awards to Directors who are not also Employees.

ARTICLE V

SHARES SUBJECT TO PLAN AND LIMITATIONS THEREON

Section 5.1. Shares Grant and Award Limits. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XIV, the aggregate number of Common Shares (including Common Shares underlying Options designated as Incentive Share Options) that may be issued under the Plan shall not exceed the sum of (i) three million five hundred thousand (3,500,000) Common Shares plus (ii) an annual increase on the first day of each calendar year beginning January 1, 2023 and ending on and including January 1, 2031 equal to the lesser of (A) ten percent (10%) of the Common Shares outstanding on the final day of the immediately preceding calendar year, and (B) such smaller number of Common Shares as determined by the Board. The Common Stock shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any Common Stock subject to such Award shall again be available for the grant of a new Award.

Section 5.2. Common Stock Offered. The Common Stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.

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Section 5.3. Limitations on Awards for Directors. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date fair value of equity-based Awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash-based compensation granted to a Director during any calendar year shall not exceed Three Hundred Thousand Dollars ($300,000). The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

ARTICLE VI

ELIGIBILITY FOR AWARDS

Awards made under the Plan may be granted solely to persons who, at the time of grant, are Employees, Directors or Consultants (or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended). An eligible person must be a natural person and may only be granted an Award in connection with the provision of services not related to capital raising or promoting or maintaining a market for the Common Stock. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include a Non-Qualified Share Option, a Restricted Share Award, an Unrestricted Share Award, a Distribution Equivalent Right Award, a Performance Unit Award, a Share Appreciation Right, a Tandem Share Appreciation Right, any combination thereof or, solely for Employees, an Incentive Share Option.

ARTICLE VII

OPTIONS

Section 7.1. Option Period. The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

Section 7.2. Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

Section 7.3. Special Limitations on Incentive Share Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Share Option is granted) of Common Stock with respect to which Incentive Share Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Share Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Share Options that exceeds such threshold shall be treated as Non-Qualified Share Options. Incentive Share Options shall be granted to Employees only. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Share Options when granted to the Holder, will not constitute Incentive Share Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Share Option shall be granted to an Employee if, at the time the Incentive Share Option is granted, such Employee is a Ten Percent Shareholder, unless (i) at the time such Incentive Share Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Incentive Share Option, and (ii) such Incentive Share Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. No Incentive Share Option shall be granted more than ten (10) years from the date on which the Plan is approved by the Company’s stockholders. The designation by the Committee of an Option as an Incentive Share Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

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Section 7.4. Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Share Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of Common Stock (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall specify the effect of termination of employment, Director status or Consultant status on the exercisability of the Option. Moreover, without limiting the generality of the foregoing, an Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by (a) establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of Common Stock to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the Common Stock from the Company directly to a brokerage firm, and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (b) reducing the number of Common Stock to be issued upon exercise of the Option by the number of such Shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise. Each Option Agreement shall specify the effect of the termination of the Holder’s employment, Director status or Consultant status on the exercisability of the Option. An Option Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Options, including, but not limited to, upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall, in its sole discretion, determine. The terms and conditions of the respective Option Agreements need not be identical.

Section 7.5. Option Price and Payment. The price at which a Common Share may be purchased upon exercise of an Option shall be determined by the Committee and shall not be less than the Fair Market Value of a Common Share on the date of grant of such Option; provided, however, that such Option price as determined by the Committee shall be subject to adjustment as provided in Article XIV. The Option price or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of Common Stock otherwise issuable in connection with the exercise of the Option, for purposes of Section 7.4(b). Separate share certificates shall be issued by the Company for those Common Stock acquired pursuant to the exercise of an Incentive Share Option and for those Common Stock acquired pursuant to the exercise of a Non-Qualified Share Option.

Section 7.6. Stockholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such Common Stock as have been purchased under the Option and for which share certificates have been registered in the Holder’s name.

Section 7.7. Options and Rights in Substitution for Stock or Share Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock or share options held by individuals employed by entities who become Employees as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity or the acquisition by the Company or an Affiliate of stock or shares of the employing entity with the result that such employing entity becomes an Affiliate. Notwithstanding Section 7.5, the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

Section 7.8. Prohibition Against Repricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XIV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Option or Share Appreciation Right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Share Appreciation Rights previously granted.

ARTICLE VIII

RESTRICTED SHARE AWARDS

Section 8.1. Restriction Period. At the time a Restricted Share Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Share Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Share Award shall not be changed except as permitted by Section 8.2.

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Section 8.2. Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Share Award shall be represented by a share certificate registered in the name of the Holder of such Restricted Share Award. If provided for under the Restricted Share Award Agreement, the Holder shall have the right to vote Common Stock subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Common Stock during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of the share certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the share certificate during the Restriction Period (with a share power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Share Award Agreement shall cause a forfeiture of the Restricted Share Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Share Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall be set forth in a Restricted Share Award Agreement made in conjunction with the Award. Such Restricted Share Award Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Awards, including, but not limited to, accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall, in its sole discretion, determine. The terms and conditions of the respective Restricted Share Agreements need not be identical.

Section 8.3. Payment for Restricted Shares. The Committee shall determine the amount and form of any payment from a Holder for Common Stock received pursuant to a Restricted Share Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Share Award, except to the extent otherwise required by law.

Section 8.4. Restricted Share Award Agreements. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Share Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

ARTICLE IX

UNRESTRICTED SHARE AWARDS

Pursuant to the terms of the applicable Unrestricted Share Award Agreement, a Holder may be awarded (or sold) Common Stock which are not subject to Restrictions, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

ARTICLE X

RESTRICTED SHARE UNIT AWARDS

Section 10.1. Terms and Conditions. The Committee shall set forth in the applicable Restricted Share Unit Award Agreement the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to payment pursuant to Section 10.2 and the number of Units awarded to the Holder. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Share Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable vesting period. The terms and conditions of the respective Restricted Share Unit Award Agreements need not be identical.

Section 10.2. Payments. The Holder of a Restricted Share Unit shall be entitled to receive a cash payment equal to the Fair Market Value of an Common Share, or one (1) Common Share, as determined, in the sole discretion, of the Committee and as set forth in the Restricted Share Unit Award Agreement, for each Restricted Share Unit subject to such Restricted Share Unit Award, if the Holder satisfies the applicable vesting requirement.

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ARTICLE XI

PERFORMANCE UNIT AWARDS

Section 11.1. Terms and Conditions. The Committee shall set forth in the applicable Performance Unit Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.2, the number of Units awarded to the Holder and the dollar value assigned to each such Unit. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable performance period. The terms and conditions of the respective Performance Unit Award Agreements need not be identical.

Section 11.2. Payments. The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value or number of Common Shares assigned to such Unit under the applicable Performance Unit Award Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Award Agreement) the performance goals and objectives set forth in such Performance Unit Award Agreement.

ARTICLE XII

DISTRIBUTION EQUIVALENT RIGHTS

Section 12.1. Terms and Conditions. The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions applicable to such Award, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional Common Stock or is to be entitled to choose among such alternatives. Distribution Equivalent Rights Awards may be settled in cash or in Common Stock, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not, be awarded in tandem with another Award, whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

Section 12.2. Interest Equivalents. The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date, at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

ARTICLE XIII

SHARE APPRECIATION RIGHTS

Section 13.1. Terms and Conditions. The Committee shall set forth in the applicable Share Appreciation Right Award Agreement the terms and conditions of the Share Appreciation Right, including (i) the base value (the “Base Value”) for the Share Appreciation Right, which for purposes of a Share Appreciation Right which is not a Tandem Share Appreciation Right, shall be not less than the Fair Market Value of a Common Share on the date of grant of the Share Appreciation Right (unless granted in substitution for an appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate), (ii) the number of Common Stock subject to the Share Appreciation Right, (iii) the period during which the Share Appreciation Right may be exercised; provided, however, that no Share Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Share Appreciation Right. Upon the exercise of some or all of the portion of a Share Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of Common Stock having an equivalent Fair Market Value or in a combination of both, as determined, in the sole discretion of the Committee, equal to the product of:

(a) The excess of (i) the Fair Market Value of a Common Share on the date of exercise, over (ii) the Base Value, multiplied by;

(b) The number of Common Stock with respect to which the Share Appreciation Right is exercised.

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Section 13.2. Tandem Share Appreciation Rights. If the Committee grants a Share Appreciation Right which is intended to be a Tandem Share Appreciation Right, the Tandem Share Appreciation Right shall be granted at the same time as the related Option, and the following special rules shall apply:

(a) The Base Value shall be equal to or greater than the per Common Share exercise price under the related Option;

(b) The Tandem Share Appreciation Right may be exercised for all or part of the Common Stock which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when an Common Share is purchased under the related Option, an equivalent portion of the related Tandem Share Appreciation Right shall be cancelled);

(c) The Tandem Share Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d) The value of the payment with respect to the Tandem Share Appreciation Right may be no more than one hundred percent (100%) of the difference between the per Common Share exercise price under the related Option and the Fair Market Value of the Common Stock subject to the related Option at the time the Tandem Share Appreciation Right is exercised, multiplied by the number of the Common Stock with respect to which the Tandem Share Appreciation Right is exercised; and

(e) The Tandem Share Appreciation Right may be exercised solely when the Fair Market Value of the Common Stock subject to the related Option exceeds the per Common Share exercise price under the related Option.

ARTICLE XIV

RECAPITALIZATION OR REORGANIZATION

Section 14.1. Adjustments to Common Stock. The shares with respect to which Awards may be granted under the Plan are Common Stock as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of Common Stock underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of the Common Stock or the payment of a Common Share dividend on Common Stock without receipt of consideration by the Company, the number of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding Common Stock, shall be proportionately increased, and the purchase price per Common Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Common Stock, shall be proportionately reduced, and the purchase price per Common Share shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XIV, any adjustment made with respect to an Award (x) which is an Incentive Share Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Share Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-Qualified Share Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-Qualified Share Option granted under the Plan to become subject to Section 409A of the Code.

Section 14.2. Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of Common Stock then covered by such Award, the number and class of shares and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of Common Stock then covered by such Award.

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Section 14.3. Other Events. In the event of changes to the outstanding Common Stock by reason of extraordinary cash dividend, reorganization, mergers, consolidations, combinations, split-ups, spin-offs, exchanges, stock split, reverse stock split or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XIV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Committee, in such manner as the Committee shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of Common Stock or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 14.1, 14.2 or this Section 14.3, the aggregate number of Common Stock available under the Plan pursuant to Section 5.1 may be appropriately adjusted by the Committee, the determination of which shall be conclusive. In addition, the Committee may make provision for a cash payment to a Holder or a person who has an outstanding Award. The number of Common Stock subject to any Award shall be rounded to the nearest whole number.

Section 14.4. Powers Not Affected. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

Section 14.5. No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of Common Stock subject to Awards theretofore granted or the purchase price per Common Share, if applicable.

ARTICLE XV

AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XV, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date). The Board, in its discretion, may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, stockholder approval shall be required for ay modification of the Plan that (i) requires stockholder approval under the rules or regulations of the Securities and Exchange Commission or any securities exchange applicable to the Company, (ii) increases the number of shares authorized under the Plan as specified in Section 5.1, (iii) increases the dollar limitation specified in Section 5.4, or (iv) amends, modifies or suspends Section 7.8 (repricing prohibitions) or this Article XV. In addition, unless otherwise permitted under the Award Agreement, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder.

ARTICLE XVI

MISCELLANEOUS

Section 16.1. No Right to Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

Section 16.2. No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of such Consultant’s consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

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Section 16.3. Other Laws; No Fractional Shares; Withholding. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Common Stock in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or Common Stock issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including, but not limited to, any failure to comply with the requirements of Section 409A of this Code. No fractional Common Stock shall be delivered, nor shall any cash in lieu of fractional Common Stock be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of Common Stock, no Common Stock shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

Section 16.4. No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

Section 16.5. Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) except for an Incentive Share Option, by gift to any Family Member of the Holder. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 16.3 hereof.

Section 16.6. Beneficiary Designations. The Committee may also establish procedures as it deems appropriate for a Holder to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Holder and receive any property distributable with respect to any Award in the event of the Holder’s death. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

Section 16.7. Rule 16b-3. It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

Section 16.8. Section 409A. Notwithstanding anything in the Plan or any Award to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Holder under Section 409A of the Code and applicable guidance thereunder is otherwise payable or distributable to a Holder under the Plan or any Award solely by reason of the occurrence of a change in control event or due to the Holder’s disability or “separation from service” (as such term is defined under Section 409A of the Code), such amount or benefit will not be payable or distributable to the Holder by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability or separation from service, as the case may be, in Section 409A of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Holder who is a “specified employee” (as defined under Section 409A of the Code) on account of separation from service may not be made before the date which is six (6) months after the date of the specified employee’s separation from service (or if earlier, upon the specified employee’s death) unless the payment or distribution is exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise.

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Section 16.9. Indemnification. Each person who is or shall have been a member of the Board or of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

Section 16.10. Other Plans. No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, directors and other service providers, in cash or property, in a manner which is not expressly authorized under the Plan.

Section 16.11. Limits of Liability. Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

Section 16.12. Governing Law. Except as otherwise provided herein, the Plan shall be construed in accordance with Delaware law, without regard to principles of conflicts of law.

Section 16.13. Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

Section 16.14. No Funding. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.

Section 16.15. Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

Section 16.16. Terms of Award Agreements. Each Award shall be evidenced by an Award Agreement. The terms of the Award Agreements utilized under the Plan need not be the same.

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SURGEPAYS, INC.

SCAN TO
VIEW MATERIALS & VOTE

SurgePays, Inc.
3124 Brother Boulevard
Suite 104
Bartlett, TN 38133

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except
The Board of Directors recommends you vote FOR the following:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01) Kevin Brian Cox 02) David N. Keys 03) David May 04) Laurie Weisberg 05) Richard Schurfeld

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. To ratify the selection of Rodefer Moss & Co, PLLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐
3. To approve the Company's 2022 Omnibus Securities and Incentive Plan.	☐	☐	☐
4. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement ("say-on-pay").	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends you vote 3 YEARS on the following proposal:	1 year	2 years	3 years	Abstain
5. To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000586727_1 R1.0.0.3

SURGEPAYS, INC.
Annual Meeting of Shareholders
To be held on March 7, 2023 12:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Kevin Brian Cox and Anthony Evers as proxies, with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SURGEPAYS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 12:00 PM, CST on March 7, 2023, at The Holiday Inn Memphis - Wolfchase Galleria, 2751 New Brunswick Road, Memphis, TN 38133, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000586727_2 R1.0.0.3